Elkhorn Unit Trust, Series 4

              Elkhorn Lunt Global Strong Dollar Portfolio of ETFs


                                  ELKHORN LOGO


                                   PROSPECTUS

                               DATED JULY 8, 2015

                     A Portfolio of securities selected by
                            Elkhorn Securities, LLC
                                  630.355.4676

                        You should read this prospectus
                      and retain it for future reference.

           The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.


--------------------------------------------------------------------------------
              ELKHORN LUNT GLOBAL STRONG DOLLAR PORTFOLIO OF ETFS
--------------------------------------------------------------------------------

OVERVIEW

     Elkhorn Unit Trust, Series 4, is a unit investment trust that consists of the Elkhorn Lunt Global Strong Dollar Portfolio of ETFs (the "Trust"). Elkhorn Securities, LLC ("Elkhorn" or the "Sponsor") serves as the sponsor of the Trust.

     In lieu of investing in the Trust, a direct investment can be made in the underlying exchange-traded funds. These direct investments can be made without paying the sales charge, operating expenses and organizational costs of the Trust.

     The Trust is scheduled to terminate in approximately 15 months.

INVESTMENT OBJECTIVE

     The Trust seeks to provide capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

     The Trust seeks to provide to investors exposure to exchange-traded funds ("ETFs") designed to benefit from a strengthening U.S. dollar environment. Accordingly, under normal circumstances, the Trust will invest at least 80% of the value of its assets in ETFs that hedge some of the foreign currency risk associated with international investing and ETFs that may benefit from an increase in value of the U.S. dollar relative to other currencies. The Sponsor has selected Lunt Capital Management, Inc. ("Lunt Capital") to serve as the Trust's portfolio consultant. The portfolio consultant is responsible for assisting the Sponsor with the selection of the Trust's portfolio.

                          Portfolio Selection Strategy

     The security selection process begins by identifying all U.S. exchange-listed ETFs. From this initial universe, Lunt Capital divides the ETFs into two categories: (i) international developed and emerging market equity; and (ii) domestic equity.

     International Developed and Emerging Market Equity. Lunt Capital eliminates all international developed and emerging market equity ETFs that do not hedge the currencies represented by the issuers of the underlying securities of such ETFs against the U.S. dollar. From the remaining universe, Lunt Capital selects a basket of ETFs based on a proprietary methodology called the Currency Trends Analysis (the "Analysis"), as well as a variety of other factors that include, but are not limited to, macroeconomic shifts, fiscal and monetary policies, inflation rates, interest rates and government debt policy of geographic regions and individual countries. Approximately 60% of the net assets of the Trust will be invested in international and emerging markets ETFs.

     Domestic Equity. To select domestic equity ETFs with the potential to satisfy the Trust's objective, Lunt Capital uses the Analysis as well as a variety of other factors that include, but are not limited to, macroeconomic shifts, U.S. fiscal and monetary policies, inflation rates, interest rates and U.S. government debt policy to determine market capitalizations and sectors that may benefit from a strengthening U.S. dollar relative to other currencies. Lunt Capital then identifies ETFs that invest substantially in these market capitalizations and sectors. Approximately 40% of the net assets of the Trust will be invested in domestic equity ETFs.

     To construct the final portfolio, Lunt Capital also considers the reputation of the ETF sponsor and underlying index provider, fund management fees, assets under management and the average daily trading volume for both the ETF and the ETF's underlying constituents. As a result of this selection process, the underlying ETFs may invest in securities of issuers located in emerging markets and issuers of all market capitalizations.

                             Exchange-Traded Funds

     ETFs are investment pools that hold securities. ETFs provide an efficient and relatively simple way to invest, in that they offer investors the opportunity to buy and sell an entire basket of securities with a single transaction throughout the trading day. ETFs are often built like an index fund but trade like a stock on an exchange. ETFs generally offer advantages similar to those found in index funds such as low operating costs, performance designed to track an index, the potential for high tax efficiency and consistent investment strategies. Unlike conventional mutual funds, ETFs normally issue and redeem shares on a continuous basis at their net asset value in large specified blocks of shares, known as "creation units." Market makers, large investors and institutions deal in creation units. The Trust will buy shares of the ETFs on the exchanges and will incur brokerage costs.

FUTURE TRUSTS

     The Sponsor intends to create future trusts that follow the same general investment strategy. One such trust is expected to be available approximately three months after the inception date of the Trust (the "Inception Date") or upon the Trust's termination. If these future trusts are available, you may be able to invest your units in a future trust through the rollover option (the "Rollover"). For a more detailed description see "Rollover" in this prospectus. Each trust is designed to be part of a longer-term investment strategy.

================================================================================
ESSENTIAL INFORMATION

Unit price at inception                               $10.00

Inception date                                  July 8, 2015

Termination date                            October 14, 2016

Distribution date                     25th day of each month
                                              (commencing on
                                    August 25, 2015, if any)

Record date                           10th day of each month
                                              (commencing on
                                    August 10, 2015, if any)

Evaluation time            As of the close of trading of the
                                     New York Stock Exchange
                          (normally 4:00 p.m., Eastern time;
                             however, on the first day units
                          are sold, the evaluation time will
                            be as of the close of trading on
                              the New York Stock Exchange or
                                   the time the registration
                         statement filed with the Securities
                                     and Exchange Commission
                                becomes effective, if later)

CUSIP Numbers

Cash Distributions
  Standard Accounts                                28776N102
  Fee Account Cash                                 28776N128

Reinvested Distributions
  Standard Accounts                                28776N110
  Fee Account Reinvest                             28776N136

Ticker                                                ELKHAX

Minimum investment                          $1,000/100 units

PORTFOLIO DIVERSIFICATION

                                                 Approximate
Geographic Region                       Portfolio Percentage
------------------------------------------------------------
Domestic Equity                                       40.00%
International Developed and
  Emerging Markets Equity                             60.00
------------------------------------------------------------
Total                                                100.00%
============================================================

PRINCIPAL RISKS

     As with all investments, you may lose some or all of your investment in the Trust. No assurance can be given that the Trust's investment objective will be achieved. The Trust also might not perform as well as you expect. This can happen for reasons such as these:

     The Portfolio is not Managed. The value of your investment may fall over time. The Trust will generally hold, and may continue to buy, the same securities even though a security's outlook, rating, market value or yield may have changed.

     Price Volatility. The value of your investment will fluctuate with changes in the value of the Trust's securities. Securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

     Because the Trust is not managed, the Trust will not sell securities in response to or in anticipation of market fluctuations, as is common in managed investments. As with any investment, we cannot guarantee that the performance of the Trust will be positive over any period of time, or that you will not lose money. Units of the Trust are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     ETF Risk. The Trust invests in shares of ETFs. ETFs are investment pools that hold other securities. The ETFs in the Trust are usually passively managed index funds that seek to replicate the performance or composition of a recognized securities index.

     ETFs are subject to various risks, including management's ability to meet the fund's investment objective. Shares of ETFs may trade at a discount from their net asset value in the secondary market. This risk is separate and distinct from the risk that the net asset value of the ETF shares may decrease. The amount of such discount from net asset value is subject to change from time to time in response to various factors. The underlying ETF has management and operating expenses. Consequently, you will bear not only your share of the Trust's expenses, but also the expenses of the underlying ETFs. As a result of the Trust's investment in ETFs, you will incur greater expenses than if you invest directly in the ETFs.

     The ETFs are subject to annual fees and expenses, including a management fee. Unitholders of the Trust will bear these fees in addition to the fees and expenses of the Trust. See "Fees and Expenses" for additional information.

     The Trust is subject to an ETF's index correlation risk. To the extent that an underlying ETF is an index-tracking ETF, index correlation risk is the risk that the performance of an ETF will vary from the actual performance of the fund's target index, known as "tracking error." This can happen due to fund expenses, transaction costs, market impact, corporate actions (such as mergers and spin-offs) and timing variances.

     The financial condition of an ETF or an issuer of securities held by an ETF may worsen, resulting in a reduction in the value of your units. This may occur at any point in time, including during the primary offering period.

     Small- and Mid-Cap Companies. Certain ETFs held by the Trust invest in securities issued by small-capitalization and mid-capitalization companies. These securities customarily involve more investment risk than securities of large-capitalization companies. Small-capitalization and mid-capitalization companies may have limited product lines, markets or financial resources and may be more vulnerable to adverse general market or economic developments.

     Foreign Securities. Certain ETFs held by the Trust invest in U.S.-listed foreign securities, foreign securities and/or ADRs. ADRs are issued by a bank or trust company to evidence ownership of underlying securities issued by foreign corporations. Securities of foreign issuers present risks beyond those of domestic securities. The prices of foreign securities can be more volatile than U.S. securities due to such factors as political, social and economic developments abroad; the differences between the regulations to which U.S. and foreign issuers and markets are subject; the seizure by the government of company assets; excessive taxation; withholding taxes on dividends and interest; limitations on the use or transfer of portfolio assets; and political or social instability. Other risks include the following:

     o Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments;

     o Foreign issuers may not be subject to accounting standards or governmental supervision comparable to U.S. issuers, and there may be less public information about their operations;

     o    Foreign markets may be less liquid and more volatile than U.S.
          markets;

     o Foreign securities often trade in currencies other than the U.S. dollar. Changes in currency exchange rates may affect the Trust's value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Trust to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the Trust's foreign currency holdings; and

     o Future political and governmental restrictions might adversely affect the payment or receipt of income on the foreign securities.

     Emerging Markets Risk. Certain ETFs held by the Trust include securities issued by companies headquartered in countries considered to be emerging markets. Emerging markets are generally defined as countries with low per capita income in the initial stages of their industrialization cycles. Risks of investing in developing or emerging countries include the possibility of investment and trading limitations, liquidity concerns, delays and disruptions in settlement transactions, political uncertainties and dependence on international trade and development assistance. Companies headquartered in emerging market countries may be exposed to greater volatility and market risk.

     Currency Exchange Risk. Certain ETFs held by the Trust may invest in securities whose value may be dependent on currency exchange rates. The U.S. dollar value of these securities may vary with fluctuations in foreign exchange rates. Most foreign currencies have fluctuated widely in value against the U.S. dollar for various economic and political reasons such as the activity level of large international commercial banks, various central banks, speculators, hedge funds and other buyers and sellers of foreign currencies.

     Currency Hedging Risk. Certain ETFs held by the Trust attempt to reduce the impact of changes in the value of other currencies against the U.S. dollar. These strategies may not be successful in pursuit of their goal. An ETF's exposure to other currencies will not be fully hedged at all times. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the Trust and an ETF may also go up or down quickly and unpredictably and investors may lose money. In addition, significant differences between U.S. dollar interest rates and foreign currency interest rates may impact the effectiveness of a currency hedging strategy.

     Derivatives Risk. Certain ETFs held by the Trust may invest in derivatives. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the ETFs may change quickly and without warning. In addition, there are risks associated with an ETF's use of forward currency contracts and futures contracts. With respect to forward currency contracts, these risks include but are not limited to the risk that the counterparty will default on its obligations. With respect to futures contracts, these risks include but are not limited to: (i) the success of an ETF's adviser's and sub-adviser's ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (ii) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of futures contracts; and (iii) no guarantee that an active market will exist for the contracts at any particular time.

     Dividends. There is no guarantee that the issuers of the securities will declare dividends in the future or that if declared they will either remain at current levels or increase over time.

     Selection Risk. Securities selected according to this strategy may not perform as intended. The Trust is exposed to additional risk due to its policy of investing in accordance with an investment strategy. Although the Trust's investment strategy is designed to achieve the Trust's investment objective, the strategy may not prove to be successful. The investment decisions may not produce the intended results and there is no guarantee that the investment objective will be achieved.

     Financial Condition of an Issuer. The financial condition of an issuer may worsen or its credit ratings may drop, resulting in a reduction in the value of your units. This may occur at any point in time, including during the initial offering period.

     Legislation and Litigation. From time to time, various legislative initiatives or regulatory standards are proposed in the United States and abroad which may have a negative impact on certain of the companies represented in the Trust. In addition, litigation regarding any of the issuers of the securities, or of the industries represented by such issuers may negatively impact the value of these securities. We cannot predict what impact any pending or proposed legislation or pending or threatened litigation will have on the value of the securities.

     Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money.

FEE TABLE

     The amounts below are estimates of the direct and indirect expenses that you may incur based on a ten dollar ($10.00) unit price. Actual expenses may vary.

                                    Percentage
                                     of Public    Amount Per
                                     Offering       $1,000
Investor Fees                        Price (1)     Invested
-------------------------------------------------------------
Initial Sales Charge Paid
  on Purchase (2)                      1.00%      $  10.00
Deferred Sales Charge (3)              1.45          14.50
Creation and Development
  Fee(4)                               0.50           5.00
-------------------------------------------------------------
Maximum Sales Load                     2.95%      $  29.50
-------------------------------------------------------------
Estimated Organization
Costs (5)
(amount per 100 units
paid by the Trust at the
end of the initial offering
period or after six months,
at the discretion of
the Sponsor)                        $  8.00
=============================================================


                                    Approximate
Annual Fund                         % of Public
Operating                            Offering     Amount Per
Expenses                             Price (1)    100 Units
-------------------------------------------------------------
Trustee's Fee                        0.1050%      $  1.050
Supervisory Fee                      0.0300          0.300
Evaluator's Fee                      0.0300          0.300
Bookkeeping and
  Administrative Fee                 0.0320          0.320
Estimated Other Trust
  Operating Expenses (6)             0.0890          0.890
Estimated Acquired Fund
  Expenses (7)                       0.3940          3.940
-------------------------------------------------------------
Total                                0.6800%      $  6.800
=============================================================

(1) Based on an unit with a $10.00 per unit Public Offering Price as of the Inception Date.

(2) The initial sales charge provided is based on the unit price on the Inception Date. Because the initial sales charge equals the difference between the maximum sales charge and the sum of the remaining deferred sales charge and the creation and development fee ("C&D Fee") (as described below), the percentage and dollar amount of the initial sales charge will vary as the unit price varies and after deferred charges begin. Despite the variability of the initial sales charge, each investor is obligated to pay the entire applicable total sales charge.

(3) The deferred sales charge is fixed at $0.145 per unit and is deducted in monthly installments of $0.0483 per unit on the last business day of November 2015 and December 2015 and $0.0484 on the last business day of January 2016. The percentage provided is based on a $10 unit as of the Inception Date and the percentage amount will vary over time. If units are redeemed prior to the deferred sales charge period, the entire deferred sales charge will be collected upon redemption.

(4) The C&D Fee compensates the Sponsor for creating and developing the Trust; the C&D Fee is fixed at $0.05 per unit and is paid to the Sponsor at the close of the initial offering period, which is expected to be approximately three months from the inception date.

(5) The estimated organization costs include the amount per unit paid by the Trust at the earlier of the end of the initial offering period or after six months.

(6) Since certain of the operating expenses are fixed amounts, if the Trust does not reach a certain size, or falls below such size over its life, the actual amount of the operating expenses may, in some cases, greatly exceed the amounts reflected. To the extent the actual operating expenses are greater than the estimated amount, only the estimated operating expenses will be charged to the Trust. Any operating expenses exceeding this estimate will be borne by the Sponsor. Other operating expenses do not include brokerage costs and other transactional fees, but may include a licensing fee paid by the Trust to Lunt Capital for the use of intellectual property owned by Lunt Capital and may include global custody charges.

(7) Although not an actual Trust operating expense, the Trust, and therefore the unitholders of the Trust, will indirectly bear similar operating expenses of the ETFs held by the Trust in the estimated amount provided above. Estimated ETF expenses are based upon the net asset value of the number of ETF shares held by the Trust per unit multiplied by the Annual Operating Expenses of the ETFs for the most recent fiscal year. Unitholders will therefore indirectly pay higher expenses than if the underlying ETFs were held directly. Please note that the Sponsor or an affiliate may be engaged as a service provider to certain ETFs held by your Trust and therefore certain fees paid by your Trust to such ETFs will be paid to the Sponsor or an affiliate for its services of such ETFs.

EXAMPLE

     This example helps you compare the cost of the Trust with other unit trusts and mutual funds. In the example the Sponsor assumes that you reinvest your investment in a new trust every year at a reduced sales charge and that the Trust's annual return is 5%. Your actual returns and expenses will vary. Based on these assumptions, you would pay these expenses for every $10,000 you invest in the Trust:

1 year          $     446
3 years             1,145
5 years             1,863
10 years            3,745

     This example assumes that you continue to follow the trust strategy and roll your investment, including all distributions, into a new series of the Trust every year subject to a rollover sales charge of $0.195 per unit.

TRUST PORTFOLIO

ELKHORN UNIT TRUST, SERIES 4
ELKHORN LUNT GLOBAL STRONG DOLLAR PORTFOLIO OF ETFS
AS OF THE TRUST INCEPTION DATE, JULY 8, 2015
------------------------------------------------------------------------------------------------------
                                                                Percentage       Market
                                                                of Aggregate     Value      Cost of
Number of   Ticker                                               Offering         per      Securities
Shares      Symbol Issuer                                          Price        Share (1)  to Trust (2)
------------------------------------------------------------------------------------------------------
                   EXCHANGE-TRADED FUND: 100.00%
                   Domestic Equity: 40.00%
      164   IJH      iShares Core S&P Mid-Cap ETF                  17.48%     $   150.45  $     24,674
       90   IJR      iShares Core S&P Small-Cap ETF                 7.50          117.66        10,589
      149   PEZ      PowerShares DWA Consumer Cyclicals
                       Momentum Portfolio                           5.01           47.49         7,076
      191   PEJ      PowerShares Dynamic Leisure and
                       Entertainment Portfolio                      5.00           36.98         7,063
      129   PSCD     PowerShares S&P Small-Cap Consumer
                       Discretionary Portfolio                      5.01           54.77         7,065
                   International Developed and Emerging
                   Markets Equity: 60.00%
      335   DBBR     Deutsche X-trackers MSCI Brazil Hedged
                       Equity ETF                                   2.53           10.66         3,571
      988   DBEF     Deutsche X-trackers MSCI EAFE Hedged
                       Equity ETF                                  19.99           28.56        28,217
      511   DBEM     Deutsche X-trackers MSCI Emerging
                       Markets Hedged Equity ETF                    7.49           20.68        10,567
      569   DBGR     Deutsche X-trackers MSCI Germany
                       Hedged Equity ETF                           10.02           24.87        14,151
      252   DBJP     Deutsche X-trackers MSCI Japan Hedged
                       Equity ETF                                   7.50           42.03        10,592
      154   DBMX     Deutsche X-trackers MSCI Mexico
                       Hedged Equity ETF                            2.50           22.95         3,534
      305   DBKO     Deutsche X-trackers MSCI South Korea
                       Hedged Equity ETF (3)                        4.98           23.04         7,027
      255   DXJR     WisdomTree Japan Hedged Real Estate Fund       4.99           27.65         7,051
                                                                                          ------------
                                                                                          $    141,177
                                                                                          ============

Notes to Portfolio

(1) The value of each security is based on the most recent closing sale price of each security as of the close of regular trading on the New York Stock Exchange on the business day prior to the Trust's Inception Date. The Trust's investments are classified as Level 1, which refers to security prices determined using quoted prices in active markets for identical securities.

(2) The cost of the securities to the Sponsor and the Sponsor's profit (or loss) (which is the difference between the cost of the securities to the Sponsor and the cost of the securities to the Trust) are $141,281 and $(104), respectively.

(3)  This is a non-income producing security.


            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Unitholders
Elkhorn Unit Trust, Series 4

     We have audited the accompanying statement of financial condition, including the Trust portfolio set forth on page 9 of this prospectus, of Elkhorn Unit Trust, Series 4, as of July 8, 2015, the initial date of deposit. The statement of financial condition is the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on this statement of financial condition based on our audit.

     We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of financial condition is free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of financial condition and assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall statement of financial condition presentation. Our procedures included confirmation with The Bank of New York Mellon, the Trustee, of cash or an irrevocable letter of credit deposited for the purchase of securities as shown in the statement of financial condition as of July 8, 2015. We believe that our audit of the statement of financial condition provides a reasonable basis for our opinion.

     In our opinion, the statement of financial condition referred to above presents fairly, in all material respects, the financial position of Elkhorn Unit Trust, Series 4, as of July 8, 2015, in conformity with accounting principles generally accepted in the United States of America.

                                                          /s/ Grant Thornton LLP

Chicago, Illinois
July 8, 2015

Elkhorn Unit Trust, Series 4

Statement of Financial Condition
as of July 8, 2015

                                                                                    Elkhorn
                                                                                  Lunt Global
                                                                                 Strong Dollar
                                                                                   Portfolio
     Investment in securities                                                       of ETFs
----------------------------------------------------------------------------------------------
Contracts to purchase underlying securities (1)(2)                              $      141,177
----------------------------------------------------------------------------------------------
               Total                                                            $      141,177
----------------------------------------------------------------------------------------------
     Liabilities and interest of investors
     Liabilities
         Organization costs (3)                                                 $        1,141
         Deferred sales charge (4)                                                       2,068
         Creation and development fee (4)                                                  713
----------------------------------------------------------------------------------------------
               Total                                                            $        3,922
----------------------------------------------------------------------------------------------
     Interest of investors:
         Cost to investors (6):                                                 $      142,600
         Less initial sales charge (4) (5)                                               1,423
         Less deferred sales charge, creation and development fee and
            organization costs (3)(4)(6)                                                 3,922
----------------------------------------------------------------------------------------------
               Net interest of investors                                               137,255
----------------------------------------------------------------------------------------------
               Total                                                            $      141,177
----------------------------------------------------------------------------------------------
     Number of units                                                                    14,260
----------------------------------------------------------------------------------------------
     Net asset value per unit                                                   $        9.625
----------------------------------------------------------------------------------------------

(1) Aggregated cost of the securities is based on the closing sales price evaluations on the business day prior to the Trust's Inception Date as determined by the Evaluator.

(2) Cash or an irrevocable letter of credit has been deposited with The Bank of New York Mellon (the "Trustee") covering the funds (aggregating $150,000 for the Trust) necessary for the purchase of securities in the Trust represented by purchase contracts.

(3) A portion of the public offering price represents an amount sufficient to pay for all or a portion of the costs incurred in establishing the Trust. These costs have been estimated at $8.00 per 100 units for the Trust. A distribution will be made as of the earlier of the close of the initial offering period or six months following the Trust's Inception Date to an account maintained by the Trustee from which this obligation of the investors will be satisfied. To the extent the actual organization costs are greater than the estimated amount, only the estimated organization costs added to the public offering price will be reimbursed to the Sponsor and deducted from the assets of the Trust.

(4) The total sales charge consists of an initial sales charge, a deferred sales charge and a creation and development fee. The maximum sales charge is $2.95 per 100 units. The deferred sales charge is equal to $1.45 per 100 units and the creation and development fee is equal to $0.50 per 100 units.

(5) The aggregated cost to investors includes the applicable transactional sales charge assuming no reduction of transactional sales charges for quantity purchases.

(6) The Trust is committed to pay a creation and development fee of $5.00 per 100 units at the close of the initial public offering period. The creation and development fee will not be assessed to units that are redeemed prior to the close of the initial offering period.


THE TRUST

HOW TO BUY UNITS

     You can buy units of your Trust on any business day the New York Stock Exchange is open by contacting your financial professional. Units may be purchased in denominations of one unit or any multiple thereof, subject to the minimum investment requirement. Fractions of units, if any, will be computed to three decimal places. Unit prices are available daily on the Internet at www.elkhorn.com/UITS. The public offering price of the units includes:

     o    the net asset value per unit, plus

     o    organization costs, plus

     o    the sales charge.


     The "net asset value per unit" is the value of the securities, cash and other assets in your Trust reduced by the liabilities of that Trust divided by the total units outstanding. The Sponsor often refers to the public offering price of units as the "offer price" or "purchase price." The offer price will be effective for all orders received prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time). If the Sponsor receives your order prior to the close of regular trading on the New York Stock Exchange or authorized financial professionals receive your order prior to that time, then you will receive the price computed on the date of receipt. If the Sponsor receives your order after the close of regular trading on the New York Stock Exchange or if authorized financial professionals receive your order after that time, then you will receive the price computed on the date of the next determined offer price provided that your order is received in a timely manner on that date. It is the responsibility of the authorized financial professional to transmit the orders that they receive to the Sponsor in a timely manner. Certain broker-dealers and clearing firms may charge a transaction or other fee for processing unit purchase orders. Units of your Trust are available for purchase through financial professionals, including the Sponsor, and are not available for purchase directly from the Trust.

     Value of the Securities. The Sponsor determines the value of the securities as of the close of regular trading on the New York Stock Exchange on each day that exchange is open. The Sponsor generally determines the value of securities using the last sale price for securities traded on a national securities exchange. For this purpose, the trustee provides the Sponsor with closing prices from a reporting service approved by the Sponsor. In some cases, the Sponsor will price a security based on its fair value after considering appropriate factors relevant to the value of the security. This will only be done if a security is not principally traded on a national securities exchange or if the market quotes are unavailable or inappropriate.

     The Sponsor determined the initial prices of the securities shown under "Portfolio" for your Trust in this prospectus as described above at the close of regular trading on the New York Stock Exchange on the business day before the date of this prospectus. On the first day the Sponsor sells units it will compute the unit price as of the close of regular trading on the New York Stock Exchange or the time the registration statement filed with the Securities and Exchange Commission becomes effective, if later.

     Organization Costs. During the initial offering period, part of the public offering price of the units represents an amount that will pay the costs of creating your Trust. These costs include the costs of preparing the registration statement and legal documents, federal and state registration fees, the portfolio consulting fee, if any, the initial fees and expenses of The Bank of New York Mellon (the "Trustee") and the initial audit. Your Trust will sell securities to reimburse the Sponsor for these costs at the end of the initial offering period or after six months, if earlier. The value of your units will decline when your Trust pays these costs.

     Organization costs will only be included in the public offering price during the initial offering period.

     Transactional Sales Charge. You pay a fee when you buy units. We refer to this fee as the "transactional sales charge." The transactional sales charge has both an initial and a deferred component and is 2.45% of the Public Offering Price, based on a $10 unit. This percentage amount of the transactional sales charge is based on the unit price on the Inception Date. Because the transactional sales charge equals the difference between the maximum sales charge and the C&D Fee, the percentage and dollar amount of the transactional sales charge will vary as the unit price varies. The transactional sales charge does not include the C&D Fee, which is described under "Fee Table" in this prospectus.

     Initial Sales Charge. Based on a $10 unit, the initial sales charge is equal to 1.00% of the Public Offering Price. The initial sales charge, which you will pay at the time of purchase, is equal to the difference between the maximum sales charge (2.95% of the Public Offering Price) and the sum of the maximum remaining deferred sales charges and the C&D Fee (initially $0.195 per unit). The dollar amount and percentage amount of the initial sales charge will vary over time.

     Deferred Sales Charge. To keep your money working longer, we defer payment of the rest of the transactional sales charge through the deferred sales charge ($0.145 per unit). In limited circumstances and only if deemed in the best interests of unitholders, the Sponsor may delay the payment of the deferred sales charge from the dates listed under "Fee Table."

     Units purchased subsequent to the initial deferred sales charge payment will be subject to the initial sales charge, the remaining deferred sales charge payments and the creation and development fee. Units sold or redeemed prior to such time as the entire applicable deferred sales charge has been collected will be assessed the remaining deferred sales charge at the time of such sale or redemption.

     Reducing Your Sales Charge. We offer a variety of ways for you to reduce the maximum sales charge you pay. It is your financial professional's responsibility to alert us of any discount when you order units. Since the deferred sales charge and the C&D Fee are a fixed dollar amount per unit, your Trust must charge the deferred sales charge and the C&D Fee per unit regardless of any discounts. However, when you purchase units of your Trust, if you are eligible to receive a discount such that your total maximum sales charge is less than the fixed dollar amount of the deferred sales charge and the C&D Fee, the Sponsor will credit you the difference between your maximum sales charge and the sum of the deferred sales charge and the C&D Fee at the time you buy units by providing you with additional units.

     Large Purchases. You can reduce your maximum sales charge by increasing the size of your investment.

     Investors who make large purchases are entitled to the following sales charge schedule:

Purchase Amount             Sales Charge
------------------------------------------
Less than $50,000                2.95%
$50,000-$99,999                  2.70%
$100,000-$249,999                2.45%
$250,000-$499,999                2.20%
$500,000-$999,999                1.95%
$1,000,000 or more               1.40%

     You may aggregate unit purchases by the same person on any single day from any one broker-dealer to qualify for a purchase level. You can include these purchases as your own for purposes of this aggregation:

     o purchases by your spouse, or equivalent if recognized under local law, or children (including step-children) under the age of 21 living in the same household; and

     o purchases by your trust estate or fiduciary accounts (including pension, profit sharing or employee benefit plans, as well as multiple-employee benefit plans of a single employer or affiliated employers, provided they are not aggregated with personal accounts).

     The discounts described above apply only during the initial offering period. There can be no assurance that the Sponsor will create future trusts with investment strategies similar to your Trust or that may fit within your investment parameters. You must inform your dealer of any combined purchases before the sale in order to be eligible for a reduced sales charge.

     Advisory and Fee Accounts. Elkhorn eliminates the transactional sales charge for purchases made through registered investment advisers, certified financial planners or registered broker-dealers who charge periodic fees in lieu of commissions, who charge for financial planning or for investment advisory or asset management services or who provide these services as part of an investment account where a comprehensive "wrap fee" is imposed (a "Fee Account").

     This discount applies during the initial offering period and in the secondary market. Your financial professional may purchase units with the Fee Account CUSIP numbers to facilitate purchases under this discount; however, we do not require that you buy units with these CUSIP numbers to qualify for the discount. If you purchase units with these special CUSIP numbers, you should be aware that you may have the distributions automatically reinvested into additional units of your Trust or receive cash distributions. We reserve the right to limit or deny purchases of units not subject to the transactional sales charge by investors whose frequent trading activity we determine to be detrimental to your Trust. We, as Sponsor, will receive and you will pay the C&D Fee. See "Expenses" in this prospectus.

     Exchange or Rollover Option. If you are buying units of your Trust in the primary market with redemption or termination proceeds from any unit trust, you may purchase units at 99% of the maximum Public Offering Price, which may include an up-front sales charge and deferred sales charge. To qualify for this sales charge reduction, the termination or redemption proceeds being used to purchase units of your Trust must be no more than 30 days old. Such purchases entitled to this sales charge reduction may be classified as "Rollover Purchases." An exchange or rollover is generally treated as a sale for federal income tax purposes. See "Taxes" in this prospectus. Rollover Purchases are also subject to the C&D Fee. See "Expenses" in this prospectus.

     Employees. We do not charge the portion of the transactional sales charge that we would normally pay to your financial professional for purchases made by officers, directors and employees and their family members (spouses, children under the age of 21 living in the same household and parents) of Elkhorn and its affiliates, or by registered representatives of selling firms and their family members (spouses, children under the age of 21 living in the same household and parents). Please see "Distribution of Units" for more information about the portion of the sales charge that is paid to distribution firms. You pay only the portion of the fee that the Sponsor retains. Such purchases are also subject to the C&D Fee. This discount applies during the initial offering period and in the secondary market. Only those broker-dealers that allow their employees to participate in employee discount programs will be eligible for this discount.

     Dividend Reinvestment Plan. We do not charge any transactional sales charge when you reinvest distributions from your Trust into additional units of the Trust. Since the deferred sales charge is a fixed dollar amount per unit, your Trust must charge the deferred sales charge per unit regardless of this discount. If you elect the distribution reinvestment plan, we will credit you with additional units with a dollar value sufficient to cover the amount of any remaining deferred sales charge that will be collected on such units at the time of reinvestment. The dollar value of these units will fluctuate over time. This discount applies during the initial offering period and in the secondary market. See "How to Buy Units" in this prospectus for more information regarding buying units.

     How We Distribute Units. We sell units to the public through broker-dealers and other firms. We pay part of the sales charge you pay to these distribution firms when they sell units. The distribution fee paid for a given transaction in your Trust is as follows:

                                    Concession per Unit
Purchase                              (as a % of the
Amount                             Public Offering Price)
---------------------------------------------------------
Less than $49,999                           2.25%
$50,000-$99,999                             2.00
$100,000-$249,999                           1.75
$250,000-$499,999                           1.50
$500,000-$999,999                           1.25
$1,000,000 or more                          0.75
Fee Accounts                                0.00

     We apply these amounts as a percent of the unit price at the time of the transaction.

     Broker-dealers and other firms that sell units of your Trust are eligible to receive additional compensation for volume sales. Such payments will be in addition to the above regular concessions.

Sales During                                  Concession
Quarterly Period                               per Unit
---------------------------------------------------------
$5,000,000 but less than $10,000,000             0.050%
$10,000,000 but less than $25,000,000            0.075%
$25,000,000 but less than $50,000,000            0.100%
$50,000,000 but less than $100,000,000           0.125%
$100,000,000 or more                             0.150%
Alpha Partnership Program*

* Elkhorn periodically offers opportunities for firms to become part of its "Alpha Partnership Program." Alpha Partners meet certain requirements and provide additional information to become part of the program and are paid based on the Alpha Partner volume concession schedule. For more information, please contact the Sponsor.

     These amounts are applied as a percent of the unit price per transaction at the time of the transaction and will be retroactive to the prior sales once $5,000,000 in sales has been reached for the quarter. Such payments will be in addition to the regular concessions paid to dealer firms as set forth in the applicable Trust's prospectus. Eligible dealer firms and other selling agents include clearing firms that place orders with Elkhorn and provide Elkhorn with information with respect to the representatives who initiated such transactions. Eligible dealer firms and other selling agents will not include firms that solely provide clearing services to other broker-dealer firms or firms who place orders through clearing firms that are eligible dealers. Eligible unit trusts include all Elkhorn unit trusts sold in the primary market either on a transactional or fee-based account basis. Redemptions of units during the primary offering period will reduce the amount of units used to calculate the volume concessions.

     Elkhorn reserves the right to modify or terminate the volume concession program at any time. The Sponsor may also pay to certain dealers an administrative fee for information or service used in connection with the distribution of trust units. Such amounts will be in addition to any concessions received for the sale of units.

     In addition to the concessions described above, the Sponsor may pay additional compensation out of its own assets to broker-dealers that meet certain sales targets and that have agreed to provide services relating to the Trust to their customers. This compensation is intended to result in additional sales of Elkhorn products and/or compensate broker-dealers and financial advisers for past sales. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, but are not limited to, the level or type of services provided by the intermediary, the level or expected level of sales of Elkhorn products by the intermediary or its agents, the placing of Elkhorn products on a preferred or recommended product list, access to an intermediary's personnel, and other factors.

     The Sponsor makes these payments for marketing, promotional or related expenses, including, but not limited to, expenses of entertaining retail customers and financial advisers, advertising, sponsorship of events or seminars, obtaining information about the breakdown of unit sales among an intermediary's representatives or offices, obtaining shelf space in broker-dealer firms and similar activities designed to promote the sale of the Sponsor's products. The Sponsor may make such payments to many intermediaries that sell Elkhorn products. The Sponsor may also make certain payments to, or on behalf of, intermediaries to defray a portion of their costs incurred for the purpose of facilitating unit sales, such as the costs of developing trading or purchasing trading systems to process unit trades.

     Payments of such additional compensation, some of which may be characterized as "revenue sharing," may create an incentive for financial intermediaries and their agents to sell or recommend an Elkhorn product, including your Trust, over products offered by other sponsors or fund companies. These arrangements will not change the price you pay for your units.

     We generally register units for sale in various states in the United States. We do not register units for sale in any foreign country. It is your financial professional's responsibility to make sure that units are registered or exempt from registration if you are a foreign investor or if you want to buy units in another country. This prospectus does not constitute an offer of units in any state or country where units cannot be offered or sold lawfully. We may reject any order for units in whole or in part. We may gain or lose money when we hold units in the primary or secondary market due to fluctuations in unit prices. The gain or loss is equal to the difference between the price we pay for units and the price at which we sell or redeem them. We may also gain or lose money when we deposit securities to create units. For example, we lost the amount set forth in the Trust's "Trust Portfolio" on the initial deposit of securities into the Trust.

HOW TO SELL YOUR UNITS

     You can sell your units on any business day by contacting your financial professional or, in some cases, the Trustee. Unit prices are available daily on the Internet at www.elkhorn.com/UITS or through your financial professional. We often refer to the sale price of units as the "liquidation price." You pay any remaining deferred sales charge when you sell or redeem your units. Certain broker-dealers may charge a transaction fee for processing unit redemptions or sale requests. Until the end of the initial offering period or six months after the Inception Date, at the discretion of the Sponsor, the price at which the Trustee will redeem units and the price at which the Sponsor may repurchase units include estimated organization costs. After such period, the amount paid will not include such estimated organization costs.

     Selling Units. The Sponsor may maintain a secondary market for units, this means that if you want to sell your units, the Sponsor may buy them at the current net asset value or "liquidation price," depending on whether or not your Trust is in its initial offering period. The Sponsor may then resell the units to other investors at the public offering price or redeem them for the redemption price. After the close of the initial offering period, the sale and redemption price of units is equal to the net asset value per unit. During the initial offering period, the sale and redemption price of units is equal to the net asset value per unit less the total of any deferred sales charges and C&D Fees. During the initial offering period the sale and redemption price is sometimes referred to as the "liquidation price." Certain broker-dealers might also maintain a secondary market in units. You should contact your financial professional for current repurchase prices to determine the best price available. The Sponsor may discontinue the secondary market at any time without notice. Even if the Sponsor does not make a market, you will be able to redeem your units with the Trustee on any business day for the current redemption price.

     Redeeming Units. You may also redeem your units directly with the Trustee on any day the New York Stock Exchange is open. You will receive the redemption price for a particular day if the Trustee receives your completed redemption request prior to the close of regular trading on the New York Stock Exchange. Redemption requests received by authorized financial professionals prior to the close of regular trading on the New York Stock Exchange that are properly transmitted to the Trustee by the time designated by the Trustee are priced based on the date of receipt. Redemption requests received by the Trustee after the close of regular trading on the New York Stock Exchange, redemption requests received by authorized financial professionals after that time or redemption requests received by such persons that are not transmitted to the Trustee until after the time designated by the Trustee are priced based on the date of the next determined redemption price, provided they are received in a timely manner by the Trustee on such date. It is the responsibility of authorized financial professionals to transmit redemption requests received by them to the Trustee so they will be received in a timely manner. If your request is not received in a timely manner or is incomplete in any way, you will receive the next redemption price computed after the Trustee receives your completed request.

     If you redeem your units, the Trustee will generally send you a payment for your units no later than seven days after it receives all necessary documentation (this will usually only take three business days). The only time the Trustee can delay your payment is if the New York Stock Exchange is closed (other than weekends or holidays), the Securities and Exchange Commission determines that trading on that exchange is restricted or an emergency exists making sale or evaluation of the securities not reasonably practicable, and for any other period that the Securities and Exchange Commission permits.

     In-Kind Distribution. You can request an in-kind distribution of the securities underlying your units if you tender at least 2,500 units for redemption (or such other amount as required by your financial professional's firm or clearing firm). This option is generally available only for securities traded and held in the United States. The Trustee will make any in-kind distribution of securities by distributing applicable securities in book-entry form to the account of your financial professional at The Depository Trust Company. You will receive whole shares of the applicable securities and cash equal to any fractional shares. You may not request this option in the last 30 days of your Trust's life. The Sponsor may discontinue this option upon 60 days' notice.

     Rollover. The Trust strategy is a long-term investment strategy designed to be followed on an annual basis. You may achieve more consistent long-term investment results by following this strategy. As part of the strategy, the Sponsor currently intends to offer a subsequent series of the Trust for a Rollover investment when the current Trust terminate; however, it is possible that a future run of your Trust strategy may produce results that could make the offering of a subsequent series of such Trust impossible at Trust termination. You must therefore be aware that a future series of your Trust may not be available for a Rollover investment. When your Trust terminates you may have the option to participate in a Rollover and have your units reinvested into a subsequent Trust series through a Rollover as described in this section.

     If you elect to participate in the Rollover, your units will be invested in the subsequent series of your Trust on the Trust's termination date. Upon termination, the value of your units will be invested in a new Trust series, if available, at the public offering price of the new Trust. The Trustee will attempt to sell securities to satisfy the redemption as quickly as practicable on the termination date. The Sponsor does not anticipate that the sale period will be longer than one day; however, certain factors could affect the ability to sell the securities and could impact the length of the sale period. The liquidity of any security depends on the daily trading volume of the security and the amount available for redemption and reinvestment on any day.

     The Sponsor intends to make subsequent Trust series available for sale at various times during the year. Of course, the Sponsor cannot guarantee that a subsequent Trust or sufficient units will be available or that any subsequent Trust will offer the same investment strategy or objectives as the current Trust. The Sponsor cannot guarantee that a Rollover will avoid any negative market price consequences resulting from trading large volumes of securities. Market price trends may make it advantageous to sell or buy securities more quickly or more slowly than permitted by the Trust's procedures. The Sponsor may, in its sole discretion, modify a Rollover or stop creating units of your Trust at any time regardless of whether all proceeds of unitholders have been reinvested in a Rollover. The Sponsor may decide not to offer the Rollover upon 60 days' notice. Cash that has not been reinvested in a Rollover will be distributed to unitholders shortly after the termination date. Rollover participants may receive taxable dividends or realize taxable capital gains that are reinvested in connection with a Rollover but may not be entitled to a deduction for capital losses due to the "wash sale" tax rules. Due to the reinvestment in a subsequent Trust, no cash will be distributed to pay any taxes. See "Taxes."

DISTRIBUTIONS

     Distributions. You can elect to:

     o    reinvest distributions in additional units of your Trust at no fee; or

     o    receive distributions in cash.

     Your Trust generally pays distributions of its net investment income along with any excess capital on each distribution date to unitholders of record on the preceding record date. The record and distribution dates are shown under "Essential Information" for the Trust. In some cases, your Trust might pay a special distribution if it holds an excessive amount of cash pending distribution. For example, this could happen as a result of a merger or similar transaction involving a company whose stock is in your portfolio. The amount of your distributions will vary from time to time as companies change their dividends or Trust expenses change.

     When your Trust receives dividends from a portfolio security, the Trust credits the dividends to the Trust's accounts. Distributions will be made from such accounts on the distribution date, provided the aggregate amount available for distribution equals at least 0.1% of the net asset value of the Trust. Undistributed money in the accounts will be distributed in the next month in which the aggregate amount available for distribution equals or exceeds 0.1% of the net asset value of your Trust.

     Reinvest in Your Trust. You can keep your money working by electing to reinvest your distributions in additional units of the Trust. The easiest way to do this is to have your financial professional purchase units with one of the Reinvestment CUSIP numbers listed in the "Essential Information" section of this prospectus. You may also make or change your election by contacting your financial professional or the Trustee. This reinvestment option may be subject to availability or limitation by the broker-dealer or selling firm. In certain circumstances, broker-dealers may suspend or terminate the offering of a reinvestment option at any time.

     Reports. The Trustee or your financial professional will make available to you a statement showing income and other receipts of your Trust for each distribution. Each year the Trustee will also provide an annual report on your Trust's activity and certain tax information. You can request copies of security evaluations to enable you to complete your tax forms and audited financial statements for your Trust, if available.

ADDITIONAL INVESTMENT RISKS

     All Investments Involve Risk. This section describes the main risks that can impact the value of the securities in your Trust. You should understand these risks before you invest. You could lose some or all of your investment in the Trust. Recently, equity markets have experienced significant volatility. If the value of the securities falls, the value of your units will also fall. The Sponsor cannot guarantee that your Trust will achieve its objective or that your investment return will be positive over any period.

     Market Risk. Market risk is the risk that a particular security in your Trust, the Trust itself or securities in general may fall in value. Market value may be affected by a variety of factors, including: general securities markets movements, changes in the financial condition of an issuer or a sector, changes in perceptions about an issuer or a sector, interest rates and inflation, governmental policies and litigation, and purchases and sales of securities by the Trust.

     Even though the Evaluator carefully supervises your portfolio, you should remember that it does not, nor does the Sponsor, manage your portfolio. Your Trust will not sell a security solely because the market value falls, as is possible in a managed fund.

     Price Volatility. The value of the Trust's units will fluctuate with changes in the value of its underlying securities. Common stock prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

     Because the Trust is not managed, the Trustee will not sell stocks in response to or in anticipation of market fluctuations, as is common in managed investments. As with any investment, we cannot guarantee that the performance of any Trust will be positive over any period of time, or that you will not lose money. Units of your Trust are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

      Additional Deposits. Some of the securities may have limited trading volume. The Trustee, with directions from the Sponsor, will endeavor to purchase securities with deposited cash as soon as practicable reserving the right to purchase those securities over the 20 business days following each deposit in an effort to reduce the effect of these purchases on the market price of those stocks. This could, however, result in the Trust's failure to participate in any appreciation of those stocks before the cash is invested. If any cash remains at the end of this period (and such date is within the 90-day period following the Inception Date) and cannot be invested in one or more stocks, at what the Sponsor considers reasonable prices, it intends to use that cash to purchase each of the other securities in the original proportionate relationship among those securities. Similarly, at termination of the Trust, the Sponsor reserves the right to sell securities over a period of up to nine business days to lessen the impact of its sales on the market price of the securities. The proceeds received by unitholders following termination of the Trust will reflect the actual sales proceeds received on the securities, which will likely differ from the closing sale price on the termination date.

     Exchange-Traded Funds Risk. The Trust invests in shares of ETFs, which are investment pools that hold other securities. The ETFs in the Trust are usually passively managed index funds that seek to replicate the performance or composition of a recognized securities index. The ETFs held by the Trust are either open-end management investment companies or unit investment trusts registered under the Investment Company Act of 1940, as amended. Unlike mutual funds or unit investment trusts, ETFs generally do not sell or redeem their individual shares at net asset value. ETFs generally sell and redeem shares in large blocks, often referred to as "creation units;" however, the Sponsor does not intend to sell or redeem ETFs in this manner. Shares of ETFs are listed on securities exchanges for trading, which allows investors to purchase and sell individual ETF shares at current market prices throughout the day. The Trust will purchase and sell ETF shares on these securities exchanges. ETFs therefore possess characteristics of traditional open-end mutual funds and unit investment trusts, which issue redeemable shares, and of corporate common stocks or closed-end funds, which generally issue shares that trade at negotiated prices on securities exchanges and are not redeemable.

     ETFs are subject to various risks, including management's ability to meet the funds' investment objective. The Trust is also subject to the risks to which the underlying ETFs may be subject, as well as the ETFs' management and operating expenses. You will bear not only your share of your Trust's expenses, but also the expenses of the ETFs. By investing in the ETFs, the Trust incurs greater expenses than you would incur if you invested directly in the ETFs. Shares of ETFs may trade at a discount from their net asset value in the secondary market. This risk is separate and distinct from the risk that the net asset value of the ETF shares may decrease. The amount of such discount from the net asset value is subject to change from time to time in response to various factors.

     Index Correlation Risk. Index correlation risk is the risk that the performance of an index-trading ETF will vary from the actual performance of the ETF's target index, known as "tracking error." This can happen due to fund expenses, transaction costs, market impact, corporate actions (such as mergers and spinoffs) and timing variances. Some ETFs use a technique called "representative sampling," which means the ETF invests in a representative sample of securities in its target index rather than all of the index securities. The use of representative sampling could increase the risk of a tracking error.

     Foreign Securities. Certain ETFs held by the Trust invest in U.S.-listed foreign securities, foreign securities and/or ADRs. ADRs are issued by a bank or trust company to evidence ownership of underlying securities issued by foreign corporations. Securities of foreign issuers present risks beyond those of domestic securities. The prices of foreign securities can be more volatile than U.S. securities due to such factors as political, social and economic developments abroad; the differences between the regulations to which U.S. and foreign issuers and markets are subject; the seizure by the government of company assets, excessive taxation; withholding taxes on dividends and interest; limitations on the use or transfer of portfolio assets; and political or social instability. Other risks include the following:

     o Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments;

     o Foreign issuers may not be subject to accounting standards or governmental supervision comparable to U.S. issuers, and there may be less public information about their operations;

     o    Foreign markets may be less liquid and more volatile than U.S.
          markets;

     o Foreign securities often trade in currencies other than the U.S. dollar. Changes in currency exchange rates may affect the Trust's value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Trust to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the Trust's foreign currency holdings; and

     o Future political and governmental restrictions, which might adversely affect the payment or receipt of income on the foreign securities.

     Emerging Markets Risk. Certain ETFs held by the Trust invest in securities issued by companies headquartered in countries considered to be emerging markets. Emerging markets are generally defined as countries with low per capita income in the initial stages of their industrialization cycles. Risks of investing in developing or emerging countries include the possibility of investment and trading limitations, liquidity concerns, delays and disruptions in settlement transactions, political uncertainties and dependence on international trade and development assistance. In addition, emerging market countries may be subject to overburdened infrastructures, obsolete financial systems and environmental problems. For these reasons, investments in emerging markets are often considered speculative.

     Currency Risk. Certain ETFs held by the Trust may include securities whose value is dependent on currency exchange rates. The U.S. dollar value of these securities will vary with fluctuations in foreign exchange rates. Most foreign currencies have fluctuated widely in value against the U.S. dollar for various economic and political reasons such as the activity level of large international commercial banks, various central banks, speculators, hedge funds and other buyers and sellers of foreign currencies.

     Currency Hedge Risk. Certain ETFs held by the Trust attempt to reduce the impact of changes in the value of other currencies against the U.S. dollar. These strategies may not be successful in pursuit of their goal. An ETF's exposure to other currencies will not be fully hedged at all times. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the Trust and an ETF may also go up or down quickly and unpredictably and investors may lose money. In addition, significant differences between U.S. dollar interest rates and foreign currency interest rates may impact the effectiveness of a currency hedging strategy.

     Derivatives Risk. Certain ETFs held by the Trust may invest in derivatives. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the ETFs may change quickly and without warning. In addition, there are risks associated with an ETF's use of forward currency contracts and futures contracts.

     With respect to forward currency contracts, these risks include but are not limited to the risk that the counterparty will default on its obligations. With respect to futures contracts, these risks include but are not limited to: (i) the success of an ETF's adviser's and sub-adviser's ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (ii) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of futures contracts; and (iii) no guarantee that an active market will exist for the contracts at any particular time. Foreign currency forward contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow an ETF to establish a fixed rate of exchange for a future point in time. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions in a geographic region in which the ETFs, or their underlying funds, invest.

     REIT Risk. Certain ETFs held by the Trust invest in REITs. A REIT is a company that buys, develops, finances and/or manages income-producing real estate. Such securities may concentrate their investments in specific geographic areas or in specific property types, such as hotels, shopping malls, residential complexes and office buildings. The value of the real estate securities and the ability of such securities to distribute income may be adversely affected by several factors, including: rising interest rates; changes in the global and local economic climate and real estate conditions; perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; the ability of the owner to provide adequate management, maintenance and insurance; the cost of complying with the Americans with Disabilities Act; increased competition from new properties; the impact of present or future environmental legislation and compliance with environmental laws; changes in real estate taxes and other operating expenses; adverse changes in governmental rules and fiscal policies; adverse changes in zoning laws; declines in the value of real estate; the downturn in the subprime mortgage lending market in the United States; and other factors beyond the control of the issuer of the security.

     Small-Capitalization and Mid-Capitalization Company Risk. Certain ETFs held by the Trust invest in securities issued by small-capitalization and mid-capitalization companies. These securities customarily involve more investment risk than securities of large-capitalization companies. These additional risks are due in part to the following factors. Small-capitalization and mid-capitalization companies may:

     o    Have limited product lines, markets or financial resources;

     o Be new and developing companies, which seek to develop and utilize new and/or emerging technologies. These technologies may be slow to develop or fail to develop altogether;

     o    Have less publicly available information;

     o    Lack management depth or experience;

     o    Be less liquid;

     o    Be more vulnerable to adverse general market or economic developments;
          and

     o Be dependent upon products that were recently brought to market, or upon key personnel.

     Liquidity. Whether or not the securities are listed on a national securities exchange, the principal trading market for the securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the securities may depend on whether dealers will make a market in the securities. There can be no assurance that a market will be made for any of the securities, that any market for the securities will be maintained or of the liquidity of the securities in any markets made. In addition, the Trust is restricted under the Investment Company Act of 1940 from selling securities to the Sponsor. The price at which the securities may be sold to meet redemptions and the value of the Trust will be adversely affected if trading markets for the securities are limited or absent.

     Financial Condition of Issuer. The financial condition of an issuer may worsen or its credit ratings may drop, resulting in a reduction in the value of your units. This may occur at any point in time, including during the initial offering period.

     Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money.

DISTRIBUTION OF UNITS

     The Sponsor sells units to the public through broker-dealers, registered investment advisers, certified financial planners and other firms. The Sponsor may pay part of the distribution fee to third-party distribution and marketing firms when they introduce units to potential buyers or intermediaries.

     The Sponsor may, at its own expense and out of its own profits, pay for third-party distribution assistance, including, but not limited to, obtaining shelf space in clearing firms and similar activities designed to aid in the sale of the Sponsor's products. These arrangements will not change the price you pay for your units. In addition, part of the distribution fee will be used to compensate third parties for providing services to the Sponsor and access to their trading platforms and adviser networks. The level of compensation third parties receive will be based on various criteria which may include sales volume.

     The Sponsor generally registers units for sale in various states in the United States. The Sponsor does not register units for sale in any foreign country. This prospectus does not constitute an offer of units in any state or country where units cannot be offered or sold lawfully. The Sponsor may reject any order for units in whole or in part.

     The Sponsor may gain or lose money when it holds units in the primary or secondary market due to fluctuations in unit prices. The gain or loss is equal to the difference between the price the Sponsor pays for units and the price at which it sells or redeems them. The Sponsor may also gain or lose money when it deposits securities to create units. The amount of its profit or loss on the initial deposit of securities into your Trust is shown in the "Notes to Portfolio" for the Trust.

TRUST ADMINISTRATION

     The Trust. The Trust is a unit investment trust registered under the Investment Company Act of 1940. The Sponsor created your Trust under the Trust Agreement between Elkhorn Securities, LLC (as depositor), Elkhorn Investments, LLC (as evaluator and supervisor, the "Evaluator") and The Bank of New York Mellon (as trustee). Each unit represents an undivided interest in the assets of the Trust. To create the Trust, the Sponsor deposited securities with the Trustee (or contracts to purchase securities along with an irrevocable letter of credit, cash or other consideration to pay for the securities). In exchange, the Trustee delivered units of the Trust to the Sponsor. These units remain outstanding until redeemed or until your Trust terminates. At the close of the New York Stock Exchange on the Trust's Inception Date or on the first day units are sold to the public, if later, the number of units may be adjusted so that the public offering price per unit equals $10. The number of units and fractional interest of each unit in your Trust will increase or decrease to the extent of any adjustment.

     Changing Your Portfolio. The Trust is not a managed fund. Unlike a managed fund, the Sponsor designed the portfolio to remain relatively fixed. The Trust will generally buy and sell securities to pay expenses, to issue additional units or to redeem units, in limited circumstances to protect the Trust, to make required distributions or to avoid imposition of taxes on the Trust. Specifically, the Trust Agreement provides that the Evaluator may (but need not) direct the Trustee to dispose of a security in certain events such as the issuer having defaulted on the payment on any of its outstanding obligations, the issuer having qualified as a passive foreign investment company under the Internal Revenue Code, the price of a security has declined to such an extent or other such credit factors exist so that in the opinion of the Evaluator the sale of such securities is necessary to maintain the sound investment character of the Trust, or the sale of such securities is necessary or advisable to provide funds to make any distribution for a taxable year in order to avoid imposition of any income or excess taxes on the Trust or on undistributed income in the Trust. The proceeds from the sale of any securities will not be used to purchase any additional securities.

     When your Trust sells securities, the composition and diversity of the securities in the portfolio may be altered. If a public tender offer has been made for a security or if a merger, acquisition or similar transaction has been announced affecting a security, the Trustee may either sell the security or accept a tender offer if the supervisor determines that the action is in the best interest of unitholders. The Trustee will distribute any cash proceeds to unitholders. If your Trust receives securities or other property, it will either hold the securities or property in the portfolio or sell the securities or property and distribute the proceeds. If any contract for the purchase of securities fails, the Sponsor will refund the cash and sales charge attributable to the failed contract to unitholders on or before the next distribution date unless substantially all of the moneys held to cover the purchase are reinvested in substitute securities in accordance with the Trust Agreement, as described below.

     Replacement Securities. In the event that any contract to purchase a security is not consummated in accordance with its terms (a "Failed Contract Security"), the Sponsor may instruct the Trustee in writing either to effect a buy-in in accordance with the rules of the marketplace where the Failed Contract Securities were purchased or its clearinghouse or to purchase a replacement security (the "Replacement Security") which has been selected by the Sponsor out of funds held by the Trustee. Purchases of Replacement Securities will be made subject to the following conditions:

     o The Replacement Securities will be securities as originally selected for the Trust or, in the case of the Trust that is a registered investment company for tax purposes, securities that the Sponsor determines to be similar in character as securities originally selected for the Trust;

     o The purchase of the Replacement Securities will not adversely affect the federal income tax status of the Trust;

     o The purchase price of the Replacement Securities will not exceed the total amount of cash deposited, or the amount available under the Letter of Credit deposited, by the Sponsor at the time of the deposit of the Failed Contract Security; and

     o The Replacement Securities will be purchased within 30 days after the failed deposit of the Failed Contract Security.

     In the event of a failed Contract Security, where Replacement Securities cannot be purchased, the cash will be returned to the unitholders and generally treated as a return on principal for tax purposes.

     Any contract to deliver Trust securities may not exceed 120 days from the effective date of the Trust's registration statement.

     The Sponsor will increase the size of your Trust as it sells units during the initial offering period. When the Sponsor creates additional units, it will seek to replicate the existing portfolio.

     When your Trust buys securities, it may pay brokerage or other acquisition fees. You could experience a dilution of your investment because of these fees and fluctuations in security prices between the time the Sponsor creates units and the time the Trust buys the securities. When your Trust buys or sells securities, the Sponsor may direct that it place orders with and pay brokerage commissions to brokers that sell units or are affiliated with the Trust or the Trustee.

     Investment Policies. When your Trust was created, the Sponsor delivered to the Trustee securities or contracts for the purchase thereof for deposit in the Trust and the Trustee delivered to the Sponsor documentation evidencing the ownership of units of the Trust. After your Trust is created, the Sponsor may deposit additional securities in the Trust, contracts to purchase additional securities along with cash (or a bank letter of credit in lieu of cash) to pay for such contracted securities or cash (including a letter of credit) with instructions to purchase additional securities. Such additional deposits will be in amounts, which will seek to replicate, as closely as practicable, the portfolio immediately prior to such deposits. If the Sponsor deposits cash, existing and new investors may experience a dilution of their investments and a reduction in their anticipated income because of fluctuations in the prices of the securities between the time of the cash deposit and the purchase of the securities and because the Trust will pay the associated brokerage fees.

     Unitholders will not be able to dispose of or vote any of the securities in the Trust. As the holder of the securities, the Trustee will vote the securities and will endeavor to vote the securities such that the securities are voted as closely as possible in the same manner and the same general proportion as are the securities held by owners other than such Trust. However, the Trustee may not be able to vote the securities in the Trust that are traded on foreign exchanges.

     Amending the Trust Agreement. The Sponsor, the Evaluator and the Trustee can change the Trust Agreement without your consent to correct any provision that may be defective or to make other provisions that will not materially adversely affect your interest (as determined by the Sponsor and the Trustee). The Sponsor cannot change this agreement to reduce your interest in the Trust without your consent. Investors owning two-thirds of the units in the Trust may vote to change this agreement.

     Termination of the Trust. The Trust will terminate on the termination date set forth under "Essential Information" for the Trust. The Trustee may terminate your Trust early if the value of the Trust is less than 40% of the original value of the securities in the Trust at the time of deposit. At this size, the expenses of your Trust may create an undue burden on your investment. Investors owning two-thirds of the units in your Trust may also vote to terminate the Trust early. The Trustee will liquidate your Trust in the event that a sufficient number of units not yet sold to the public are tendered for redemption so that the net worth of the Trust would be reduced to less than 40% of the value of the securities at the time they were deposited in the Trust. If this happens, the Sponsor will refund any sales charge that you paid.

     The Trustee will notify you of any termination and sell any remaining securities. The Trustee will send your final distribution to you within a reasonable time following liquidation of all the securities after deducting final expenses. Your termination distribution may be less than the price you originally paid for your units.

     The Sponsor. The Sponsor of the Trust is Elkhorn Securities, LLC. Elkhorn is registered under the Securities Exchange Act of 1934, as amended, as a broker-dealer. Elkhorn is organized as a limited liability company under the laws of the State of Delaware. Elkhorn is a member of the Financial Industry Regulatory Authority, Inc. and the Securities Investor Protection Corporation. The principal office of Elkhorn is 207 Reber Street, Suite 201, Wheaton, Illinois 60187. If the Sponsor fails to or cannot perform its duties as Sponsor or becomes bankrupt, the Trustee may replace it, continue to operate the Trust without a Sponsor or terminate the Trust.

     The Sponsor and the Trust have adopted a code of ethics requiring their employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Trust.

     The Evaluator. The Evaluator and supervisor of the Trust is Elkhorn Investments, LLC, a Delaware limited liability company. The Evaluator is registered under the Investment Advisers Act of 1940, as amended. The Evaluator is an affiliate of the Sponsor through common ownership and certain representatives of the Evaluator serve as registered representatives of the Sponsor and will participate in the sale of Trust units. While the Evaluator is responsible for evaluating and supervising the Trust's portfolio, none of the Sponsor, the Trustee nor the Evaluator manages the Trust.

     Portfolio Consultant. Lunt Capital Management, Inc. has been selected by the Sponsor to serve as the portfolio consultant for the Trust. As portfolio consultant, Lunt Capital will assist the Sponsor with the selection of the Trust's portfolio. For its service as portfolio consultant, Lunt Capital will be paid by the Sponsor a fee of 0.08% of the notional amount of securities held by investors at the close of the Trust's initial offering period. While the Sponsor is responsible for supervising the Trust's portfolio, neither the Sponsor nor the portfolio consultant manage the Trust.

     The portfolio consultant is not an affiliate of the Sponsor. The portfolio consultant may use the list of securities included in the Trust's portfolio in its independent capacity as an investment adviser and distribute this information to various individuals and entities. The portfolio consultant may recommend or effect transactions in the securities included in the Trust. This may have an adverse effect on the prices of the securities included in the Trust. This also may have an impact on the price your Trust pays for the securities and the price received upon unit redemptions or trust termination. The portfolio consultant may act as agent or principal in connection with the purchase and sale of securities, including the securities included in the Trust. The portfolio consultant's research department may receive compensation based on commissions generated by research and/or sales of units.

     You should note that the selection criteria was applied to the securities for inclusion in the Trust prior to the Trust's Inception Date. After this time, the securities included in the Trust may no longer meet the selection criteria. Should a security no longer meet the selection criteria, we will generally not remove the security from your Trust. In offering the units to the public, neither the Sponsor nor any broker-dealers are recommending any of the individual securities but rather the entire pool of securities in your Trust, taken as a whole, which are represented by the units.

     The Trustee. The Bank of New York Mellon is the Trustee of the Trust with its principal unit investment trust division offices located at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217. You can contact the Trustee by calling the telephone number on the back cover of this prospectus or by writing to its unit investment trust office. The Sponsor may remove and replace the Trustee in some cases without your consent. The Trustee may also resign by notifying the Sponsor and investors.

     Limitations on Liability. The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Trust Agreement, but will be under no liability to the unitholders for taking any action or refraining from any action in good faith pursuant to the Trust Agreement or for errors in judgment, except in cases of its own gross negligence, bad faith or willful misconduct or its reckless disregard for its duties thereunder. The Sponsor shall not be liable or responsible in any way for depreciation or loss incurred by reason of the sale of any securities.

     The Trust Agreement provides that the Trustee shall be under no liability for any action taken in good faith in reliance upon prima facie properly executed documents or for the disposition of moneys, securities or certificates except by reason of its own gross negligence, bad faith or willful misconduct, or its reckless disregard for its duties under the Trust Agreement, nor shall the Trustee be liable or responsible in any way for depreciation or loss incurred by reason of the sale by the Trustee of any securities. In the event that the Sponsor shall fail to act, the Trustee may act and shall not be liable for any such action taken by it in good faith. The Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the securities or upon the interest thereof. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee.

     The unitholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. The Trust Agreement provides that the determinations made by the Evaluator shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee or unitholders for errors in judgment, but shall be liable for its gross negligence, bad faith or willful misconduct or its reckless disregard for its obligations under the Trust Agreement.

TAXES

     This section summarizes some of the main U.S. federal income tax consequences of owning units of the Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

     This federal income tax summary is based in part on the advice and opinion of counsel to the Sponsor. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Trust. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

     As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

     Assets of the Trust. The Trust is expected to hold one or more of the following: (i) shares of stock in corporations (the "Stocks") that are treated as equity for federal income tax purposes and (ii) shares (the "RIC Shares") in funds qualifying as regulated investment companies ("RICs") that are treated as interests in regulated investment companies for federal income tax purposes. It is possible that the Trust will also hold other assets, including assets that are treated differently for federal income tax purposes from those described above, in which case you will have federal income tax consequences different from or in addition to those described in this section. All of the assets held by the Trust constitute the "Trust Assets." Neither our counsel nor we have analyzed the proper federal income tax treatment of the Trust Assets and thus neither our counsel nor we have reached a conclusion regarding the federal income tax treatment of the Trust Assets.

     Trust Status. If the Trust is at all times operated in accordance with the documents establishing the Trust and certain requirements of federal income tax law are met, the Trust will not be taxed as a corporation for federal income tax purposes. As a unit owner, you will be treated as the owner of a pro rata portion of each of the Trust Assets, and as such you will be considered to have received a pro rata share of income (e.g., dividends and capital gains, if any) from each Trust Asset when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions reinvested into additional units. In addition, the income from Trust Assets that you must take into account for federal income tax purposes is not reduced by amounts used to pay sales charges or Trust expenses. Income from the Trust may also be subject to a 3.8% "Medicare tax." This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

     Your Tax Basis and Income or Loss upon Disposition. If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your units or redeem your units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your units, including sales charges, among the Trust Assets ratably according to their values on the date you acquire your units. In certain circumstances, however, you may have to adjust your tax basis after you acquire your units (for example, in the case of certain dividends that exceed a corporation's accumulated earnings and profits).

     If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% for taxpayers in the 39.6% tax bracket, 15% for taxpayers in the 25%, 28%, 33% and 35% tax brackets and 0% for taxpayers in the 10% and 15% tax brackets. Some portion of the RIC shares may be taxed at a higher stated tax rate. Capital gains may also be subject to the "Medicare tax" described above.

     Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations.

     Dividends from RIC Shares. Some dividends on the RIC Shares may be reported by the RIC as "capital gain dividends," generally taxable to you as long-term capital gains. Certain ordinary income dividends from a RIC may qualify to be taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the RIC itself. Regulated investment companies are required to provide notice to their shareholders of the amount of any distribution that may be taken into account as a dividend that is eligible for the capital gains tax rates. If you hold a Unit for six months or less or if your Trust holds a RIC Share for six months or less, any loss incurred by you related to the disposition of such RIC Share will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received (or deemed to have been received) with respect to such RIC Share. Distributions of income or capital gains declared on the RIC Shares in October, November or December will be deemed to have been paid to you on December 31 of the year they are declared, even when paid by the RIC during the following January.

     Dividends from Stocks. Certain dividends received with respect to the Stocks may qualify to be taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied.

     Dividends Received Deduction. A corporation that owns Units generally will not be entitled to the dividends received deduction with respect to many dividends received by the Trust, because the dividends received deduction is generally not available for dividends from most foreign corporations or from RICs. However, certain dividends on the RIC Shares that are attributable to dividends received by the RIC from certain domestic corporations may be reported by the RIC as being eligible for the dividends received deduction.

     In-Kind Distributions. Under certain circumstances as described in this prospectus, you may request an In-Kind Distribution of Trust Assets when you redeem your units or at your Trust's termination. By electing to receive an In-Kind Distribution, you will receive Trust Assets plus, possibly, cash. You will not recognize gain or loss if you only receive whole Trust Assets in exchange for the identical amount of your pro rata portion of the same Trust Assets held by your Trust. However, if you also receive cash in exchange for a Trust Asset or a fractional portion of a Trust Asset, you will generally recognize gain or loss based on the difference between the amount of cash you receive and your tax basis in such Trust Asset or fractional portion.

     Exchanges. If you elect to have your proceeds from your Trust rolled over into a future series of the Trust, it is considered a sale for federal income tax purposes and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your units of your Trust for units of the next series will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical Trust Assets under the wash sale provisions of the Internal Revenue Code.

     Limitations on the Deductibility of Trust Expenses. Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by your Trust to the same extent as if you directly paid the expense. You may be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income. Some individuals may also be subject to further limitations on the amount of their itemized deductions, depending on their income.

     Foreign Investors, Taxes and Investments. Distributions by your Trust that are treated as U.S. source income (e.g., dividends received on Stocks of domestic corporations) will generally be subject to U.S. income taxation and withholding in the case of units held by nonresident alien individuals, foreign corporations or other non-U.S. persons, subject to any applicable treaty. If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you may not be subject to U.S. federal income taxes, including withholding taxes, on some or all of the income from your Trust or on any gain from the sale or redemption of your units, provided that certain conditions are met. You should consult your tax advisor with respect to the conditions you must meet in order to be exempt for U.S. tax purposes. Distributions in respect of units may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury; and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners. Dispositions of units by such persons may be subject to such withholding after December 31, 2016. You should also consult your tax advisor with respect to other U.S. tax withholding and reporting requirements.

     Some distributions by your Trust may be subject to foreign withholding taxes. Any income withheld will still be treated as income to you. Under the grantor trust rules, you are considered to have paid directly your share of any foreign taxes that are paid. Therefore, for U.S. tax purposes, you may be entitled to a foreign tax credit or deduction for those foreign taxes.

     Under certain circumstances, a RIC may elect to pass through to its shareholders certain foreign taxes paid by the RIC. If the RIC makes this election with respect to RIC Shares, you must include in your income for federal income tax purposes your portion of such taxes and you may be entitled to a credit or deduction for such taxes.

     If any U.S. investor is treated as owning directly or indirectly 10% or more of the combined voting power of the stock of a foreign corporation, and all U.S. shareholders of that corporation collectively own more than 50% of the vote or value of the stock of that corporation, the foreign corporation may be treated as a controlled foreign corporation (a "CFC"). If you own 10% or more of a CFC (through the Trust and in combination with your other investments), or possibly if the Trust owns 10% or more of a CFC, you will be required to include certain types of the CFC's income in your taxable income for federal income tax purposes whether or not such income is distributed to the Trust or to you.

     A foreign corporation will generally be treated as a passive foreign investment company (a "PFIC") if 75% or more of its income is passive income or if 50% or more of its assets are held to produce passive income. If the Trust purchases shares in a PFIC, you may be subject to U.S. federal income tax on a portion of certain distributions or on gains from the disposition of such shares at rates that were applicable in prior years and any gain may be recharacterized as ordinary income that is not eligible for the lower net capital gains tax rate. Additional charges in the nature of interest may also be imposed on you. Certain elections may be available with respect to PFICs that would limit these consequences. However, these elections would require you to include certain income of the PFIC in your taxable income even if not distributed to the Trust or to you, or require you to annually recognize as ordinary income any increase in the value of the shares of the PFIC, thus requiring you to recognize income for federal income tax purposes in excess of your actual distributions from PFICs and proceeds from dispositions of PFIC stock during a particular year. Dividends paid by PFICs are not eligible to be taxed at the net capital gains tax rate.

EXPENSES

     The Trust will pay various expenses to conduct its operations. The "Fee Table" shows the estimated amount of these expenses.

     The Sponsor will receive a fee from the Trust for creating and developing the Trust, including determining the Trust's objectives, policies, composition and size; selecting service providers and information services; and providing other similar administrative and ministerial functions. This "creation and development fee" is a charge of $0.05 per unit. The Trustee will deduct this amount from the Trust's assets as of the close of the initial offering period. No portion of this fee is applied to the payment of distribution expenses or as compensation for sales efforts. This fee will not be deducted from proceeds received upon a repurchase, redemption or exchange of units before the close of the initial public offering period.

     The Trust will pay a fee to the Trustee for its services. The Trustee also benefits when it holds cash for the Trust in non-interest-bearing accounts. The Trust will reimburse the Evaluator as supervisor and as evaluator for providing portfolio supervisory services, for evaluating your portfolio and for providing certain bookkeeping and administrative services. The Evaluator's reimbursements may exceed the costs of the services it provides to your Trust but will not exceed the costs of services provided to all of its unit investment trusts in any calendar year. All of these fees may adjust for inflation without your approval.

     The Trust will also pay its general operating expenses, including any licensing fees. The Trust will pay a licensing fee to Lunt Capital for its use of trademarks, trade names or other intellectual property owned by Lunt Capital. The licensing fee received by Lunt Capital is equal to 0.07% of the notional amount of securities held by investors at the close of the Trust's initial offering period.

     The Trust may pay expenses such as Trustee expenses (including legal and auditing expenses), licensing and/or portfolio consultant fee(s) (if applicable), various governmental charges, fees for extraordinary Trustee services, costs of taking action to protect the Trust, costs of indemnifying the Trustee and the Sponsor, offering costs incurred after the end of the initial offering period, legal fees and expenses, expenses incurred in contacting you and costs incurred to reimburse the Trustee for advancing funds to meet distributions. The Trust may pay the costs of updating its registration statement each year. The Trustee may pay Trust expenses from distributions received on the securities or may sell securities to pay Trust expenses.

EXPERTS

     Legal Matters. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, acts as counsel for the Trust and has passed on the legality of the units. Dorsey & Whitney LLP, 51 West 52nd Street, New York, New York 10019, acts as counsel for the Trustee.

     Independent Registered Public Accounting Firm. The statement of financial condition, including your Trust portfolio, appearing herein have been audited by Grant Thornton LLP, an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance on such report given on the authority of such firm as experts in accounting and auditing.


Contents

Overview                                                    2
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   Investment Objective                                     2
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   Principal Investment Strategy                            2
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   Future Trusts                                            3
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   Essential Information                                    3
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   Portfolio Diversification                                4
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   Principal Risks                                          4
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   Fee Table                                                7
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   Example                                                  8
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   Trust Portfolio                                          9
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Report of Independent Registered Public Accounting Firm    10
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Statements of Financial Condition                          11
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The Trust                                                  12
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   How To Buy Units                                        12
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   How to Sell Your Units                                  17
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   Distributions                                           19
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   Additional Investment Risks                             19
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   Distribution of Units                                   24
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   Trust Administration                                    24
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   Taxes                                                   29
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   Expenses                                                32
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   Experts                                                 33
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Additional Information
This prospectus does not contain all information filed with the Securities and Exchange Commission. To obtain or copy this information (a duplication fee may be required):

E-mail: publicinfo@sec.gov
Write:  Public Reference Section
        Washington, D.C. 20549
Visit:  http://www.sec.gov (EDGAR Database)
Call: 202.551.8090 (only for information on the operation of the Public Reference Section)

Call The Bank of New York Mellon
        800.701.8178 (investors)/800.647.3383 (brokers)

When units of the Trust are no longer available, this prospectus may be used as a preliminary prospectus for a future series, in which case you should note the following:

The information in the prospectus is not complete and may be changed. We may not sell, or accept offers to buy, securities of a future series until that series has become effective with the SEC. No securities can be sold in any state where a sale would be illegal.

Elkhorn Unit Trust, Series 4
        Securities Act file number: 333-203951
        Investment Company Act file number: 811-22925




                                  ELKHORN LOGO

                     PROSPECTUS        Elkhorn Unit Trust,
                                       UIT Series 4


Elkhorn Lunt Global Strong Dollar Portfolio of ETFs


                                 DATED JULY 8, 2015

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Elkhorn Securities, LLC       Phone: 630.355.4676
207 Reber Street, Suite 201   E-mail: info@elkhorn.com
Wheaton, IL 60187             www.elkhorn.com
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